Exhibit 99.1

WCI Communities Announces $75 million Unsecured Revolving Credit Facility

Bonita Springs, Fla., August 28, 2013 — WCI Communities, Inc. (NYSE:WCIC), a lifestyle community developer and luxury homebuilder, today announced that it has entered into a new four-year $75 million senior unsecured revolving credit facility.  The credit facility, which closed on August 27, 2013, includes an accordion feature under which the aggregate commitment may be increased up to $125 million, subject to certain conditions.

Citigroup Global Markets Inc. and J.P. Morgan Securities LLC served as the joint lead arrangers and will serve as participating lenders.  Citibank, N.A. will serve as the administrative agent for the credit facility.  Other participant lenders include Bank of America N.A. and Credit Suisse.

Russell Devendorf, Chief Financial Officer said, “The addition of the revolving credit facility further enhances our capital structure and provides us with the flexibility to continue to execute on our growth strategy.  Together with the recently completed initial public offering and senior notes offering, we have increased our available liquidity by over $235 million. We are pleased to have such a strong group of banking partners and appreciate their support as we continue to grow the business.”

About WCI Communities, Inc.

WCI Communities is a lifestyle community developer and luxury homebuilder of single- and multi-family homes in most of coastal Florida’s highest growth and largest markets. With a legacy that spans more than 60 years, WCI Communities has an established expertise in developing amenity rich, lifestyle oriented master-planned communities, catering to move-up, active adult and second-home buyers. Headquartered in Bonita Springs, Florida, WCI Communities is a fully integrated homebuilder and developer with complementary real estate brokerage and title services businesses.

FORWARD-LOOKING STATEMENTS

Any statements made in this press release that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include information concerning market conditions and possible or assumed future results of operations, including descriptions of the Company’s business plan and strategies. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,” “expect,” “seek,” “predict,” “contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,” or “assume” or, in each case, their negative, or other variations or comparable terminology.   For more information concerning factors that could cause actual results to differ materially from those contained in the forward-looking statements please refer to the “Risk Factors” section in our most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August 20, 2013.  The Company bases these forward-looking statements or projections on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements.

Investor Relations Contact:

Scott Bowles –  ir@wcicommunities.com – (239) 498-8481